NovaStar Financial
(NYSE-NFI)
www.novastarmortgage.com

2006 First Quarter Earnings

Conference Call

May 5, 2006

Safe Harbor Statement

            Certain matters discussed in this release constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are those that predict or describe future events and that do not relate solely to historical matters. Forward-looking statements are subject to risks and uncertainties and certain factors can cause actual results to differ materially from those anticipated. Some important factors that could cause actual results to differ materially from those anticipated include: our ability to generate sufficient liquidity on favorable terms; the size and frequency of our securitizations; interest rate fluctuations on our assets that differ from our liabilities; increases in prepayment or default rates on our mortgage assets; changes in assumptions regarding estimated loan losses and fair value amounts; changes in origination and resale pricing of mortgage loans; our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal legislation or regulations or opinions of counsel relating thereto or court decisions on our operations;  the initiation of margin calls under our credit facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to expand origination volume while maintaining an acceptable level of overhead; our ability to adapt to and implement technological changes; the stability of residual property values; the outcome of litigation or regulatory actions pending against us or other legal contingencies; the impact of losses resulting from natural disasters; the impact of general economic conditions;
and the risks that are from time to time included in our filings with the SEC, including our Annual Report on
Form 10-K, for the period ending December 31, 2005. Other factors not presently identified may also cause actual results to differ. This document speaks only as of its date and we expressly disclaim any duty to update the information herein.

Opening Comments &
NovaStar Financial REIT Test
Discussion

Scott Hartman, CEO

Overview of Issues

NovaStar (REIT) aggressively hedges the
interest rate risk embedded in our mortgage
securities portfolio

Due to rates rising almost 4% during the past 24
months, the cash flow from our hedges has
substantially increased while the cash flow from
the mortgage securities portfolio has decreased.

Problem – too much hedge income in the REIT

The Math

Securitization strategy and example

Every $1B of loan “on-balance sheet” would generate
$70 million to $80 million of good REIT income per
year

NFI mortgage securities represent the same “economic”
interest, but less taxable income

Mtg securities = 5% of loan balance * 20% yield = $10 million

As of today, we believe excessive hedge income is
a 2006 only “bubble” due to the hedges expiring
for our 2003, 2004 and 2005 deals.

Steps Taken to
Solve the Problem

Step 1 - Put loans on NFI (REIT) balance sheet to
create more good REIT income and assets

$1 billion purchase of payment option ARMS

Structure 2006-1 as on-balance sheet financing

Financial impact of Step 1

Inconsistent GAAP results due to change in
securitization strategy

Elimination of gain-on-sale in consolidation

Up-front loan loss reserve

Slightly more GAAP income in subsequent periods

A little more capital used/lower ROE with financing
structure

Excess inclusion income

Steps Taken to
Solve the Problem

Step 2 – Reduce hedge income in REIT by
moving “hedge” securities to taxable REIT
subsidiary (TRS).

Because of securitization structure, we can move the
securities containing hedge cash flows to TRS

Impact of Step 2

Hedge cash flow is now taxed in TRS (slight drag on
GAAP income).

TRS has NOLs, no effect on cash flow (slight positive)

Build capital in TRS (slight positive)

Slightly less taxable income in REIT

Steps Taken to
Solve the Problem

Impact of Step 2 – GAAP Impairment
Issues

Our securities are well hedged with embedded
derivatives

Strategy doesn’t change security cash flow but
changes GAAP accounting and impairment risk
for the “mortgage only” security

Rates up 100bp would create a gain in the
“hedge” security (shown through equity) and an
impairment on the “mortgage” security (shown
through the income statement).  The following
schedule shows an example.

Hypothetical investment	Base	+100	Basis	Impairment
Mortgage Securities Value with Hedges	50,000	48,500	50,000	(1,500)
Total Change in Value		(1,500)		
Mortgage Securities Value with No Hedges	32,000	22,000	32,000	(10,000)
Change in Value		(10,000)		
Hedges	18,000	26,500	18,000	-
Change in Value		8,500

GAAP Impairment Example

Going Forward in 2006

Taxable income numbers are rough estimates and
rates could rise further, creating more hedge
income

We are closely monitoring and may need to take
additional steps

Options include

Structure another securitization of NovaStar collateral
as a financing

Purchasing additional mortgage loans

Purchasing short-term, AAA-rated mortgage securities
that mature in 2007

Sell / move additional securities from REIT to TRS

Results of Operations

Greg Metz, CFO

Summary of Key Performance Metrics
(In thousands, except per share data)

(Unaudited)	**First Quarter** **2006**	**2005**	**Change**
Earnings (GAAP)			
Net Income available to common	$22,365	$33,540	-33%
EPS available to common (diluted)	$0.69	$1.19	-42%
Return on average equity	17.3%	31.8%	
Return on average common equity	18.6%	36.5%	
REIT Taxable Income & Dividends			
Est. REIT taxable income available to common	$63,842		
Est. REIT taxable income per common share	$1.95		
Dividends declared per common share	$1.40	$1.40	0%

Key Performance Metrics

Summary of Key Performance Metrics
(In thousands, except per share data)

(Unaudited)	First Quarter 2006	First Quarter 2005	Change
Mortgage Banking – Lending & Originations			
Nonconforming loan production[1]	$1,834,825	$1,947,851	-6%
Cost of wholesale production[2]	2.28%	2.73%	
Portfolio Management – Asset Performance			
Loans under management	$14,981,503	$12,838,967	17%
Mortgage securities AFS yield	30.4%	27.3%	
Mortgage lending net interest yield	2.95%	2.92%	
Common Stock Data and Liquidity			
High market price per share	$33.80	$48.15	
Low market price per share	$25.70	$32.40	
Book value per common share (diluted)	$14.30	$13.57	5%
Cash and available liquidity	$172	$238	-28%

[1]Excludes approximatly $991 million MTA Bulk Purchases

[2]See appendix to this presentation for cost of wholesale production - general and administrative expense reconciliation

Key Performance Metrics

Q1 '06	Q1 '05
Net Interest Income*	$ 51,189	$ 45,448
Fee Income	8,900	10,722
Gains on Derivative Instruments	8,591	14,601
Other Income	7,173	3,860
Major Income Items	**$ 75,853**	**$ 74,631**
Impairment on Mortgage Securities - AFS	$ (1,965)	$ (1,612)
General & Administrative Expenses	(49,332)	(50,612)
Other Expenses	(2,790)	(3,257)
Major Expense Items	**$ (54,087)**	**$ (55,481)**
Tax Benefit (expense)	$ 5,043	$ (1,574)
Income before Gains on Sales of Mortgage Assets & Provision for Credit Losses	$ 26,809	$ 17,576
Gains on Sales of Mortgage Assets	**$ 764**	**$ 18,246**
Provision for Credit Losses	**(3,545)**	**(619)**
Total	$ (2,781)	$ 17,627
Net Income	$ 24,028	$ 35,203
Preferred Dividend	(1,663)	(1,663)
Net Income Available to Common	$ 22,365	$ 33,540

*Excludes Provision for Credit Losses

Effect of change in
Securitization Structures

Dividend Carry-over Analysis
(In millions)

Estimated 2005 REIT taxable income	$	279
Less: dividend declarations to date applied to 2005 taxable income		(124)
Estimated 2005 REIT taxable income remaining to be distributed	$	155

2006 Dividend Guidance

2006 Common Dividends of at Least $5.60 per Share

Mortgage Banking

Production Volume ($ in Mil.)
3,000
2,500
2,000
1,500
1,000
500
476
267
2,036
352
200
1,646
249
182
1,404
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Wholesale
Correspondent
Retail

Production

Production down
6% Yr/Yr, down
20% Sequentially

*

*Excludes $991 million in MTA bulk purchases

9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
%
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
2-year Swap
WAC

Spreads

*Excluding MTA

7.4%*

2.0%

545 bps

8.7%*

5.0%

372 bps

WAC
7.4
7.7
7.7
7.7
7.6
7.6
7.6
8.1
8.7
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06

Weighted Avg. FICO
640
635
630
625
620
615
610
622
621
621
625
629
632
632
635
628
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06

Production
Credit Characteristics

Portfolio Management

70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
Net Interest Income ($Mil)
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
ROA
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Net Interest Income
ROA

Portfolio ROA

Static Loss by Origination Year
(Based on Original Balance)
1997 Production
1998 Production
2000 Production
2001 Production
2002 Production
2003 Production
2004 Production
2005 Production
Percent
Age

Static Pool
Cumulative Losses

Portfolio trends

Size of portfolio should be relatively stable
over the next year

Over time, ROA’s should come down to a
normalized range of 1.00% to 1.25%

Increases in the price of the nations housing
stock continues to drive excellent credit
performance

Questions

Appendix

Exhibit 1
NovaStar Financial Inc.
Reconciliation of GAAP General and Administrative Expenses to Total Cost of Wholesale Production
(dollars in thousands, except wholesale production as a percentage)

The following table is a reconciliation of overhead costs included in our cost of wholesale production to general and administrative expenses, presented in accordance with accounting principles generally accepted in the United States of America (GAAP) and the resulting cost of production. We believe this presentation provides useful information regarding our financial performance because it more accurately reflects the direct costs of loan production and allows us to monitor the performance of our core operations, which is more difficult to do when looking at GAAP financial statements, and provides useful information regarding our financial performance. Management uses this measure for the same purpose. However, this presentation is not intended to be used as a substitute for financial results prepared in accordance with GAAP.

	For the Three Months Ended March 31,	
	2006	2005
General and administrative expenses	$ 49,332	$ 50,612
Mortgage portfolio management general and administrative expenses	(4,326)	(3,174)
Loan servicing general and administrative expenses	(9,601)	(7,872)
Branch operations general and administrative expenses	(4,030)	(5,130)
Mortgage lending general and administrative expenses	31,375	34,436
Direct origination costs classified as a reduction in gain-on-sale	5,606	10,221
Other lending expenses	(9,825)	(10,377)
Wholesale overhead costs	27,156	34,280
Premium paid to broker, net of fees collected	5,434	11,226
Total cost of wholesale production	$ 32,590	$ 45,506
Wholesale production, principal (A)	$ 1,429,718	$ 1,669,930
Total cost of wholesale production, as a percentage	2.28%	2.73%

(A) Includes loans originated through NovaStar Home Mortgage, Inc. and purchased by our wholesale division in NovaStar Mortgage, Inc. Only the costs borne by our wholesale division are included in the total cost of wholesale production.

Cost of Wholesale
Production